Exhibit 10.3

                      NEWTOWN LANE MARKETING, INCORPORATED

                             STOCK OPTION AGREEMENT

      THIS AGREEMENT, made as of this 4th day of April, 2006, by Newtown Lane Marketing, Incorporated., a Delaware corporation (hereinafter called the "Company"), with John Baring (hereinafter called the "Holder"):

      The Company has adopted a 2006 Stock Incentive Plan (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

      The Board, which in the absence of a Committee is charged with the administration of the Plan, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company.

      NOW, THEREFORE, pursuant to the Plan, the Company hereby grants to the Holder as of the date hereof an option (the "Option") to purchase all or any part of two hundred fifty thousand (250,000) shares of Common Stock of the Company, par value $.001 per share, at a price per share of twenty-five cents ($.25), which price is not less than the fair market value of a share of Common Stock on the date hereof and upon the following terms and conditions:

1. The Option shall continue in force through June 30, 2011 (the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the Option is immediately exercisable as to the entire 250,000 shares subject hereto.

2. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time after such termination, but not after the Expiration Date. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

3. (a) The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 7 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, including for that purposes Options granted by this Agreement. In such event fair market value should be determined pursuant to the Plan.

      (b) Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable


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federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

4. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose reasonable determination shall be conclusive.

5. This Option shall, during the Holder's lifetime, be exercisable only by the Holder, and neither this Option nor any right hereunder shall be transferable by the Holder, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

6. Neither the Holder nor in the event of the Holder's death, any person entitled to exercise the rights of the Holder hereunder, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or the Holder's estate, as the case may be.

7. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Secretary, at 33 Newtown Lane, East Hampton, New York 11937, and any notice to the Holder shall be addressed to the Holder at the address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

8. The Holder by his acceptance hereof, covenants and agrees that the Options are being acquired as an investment and not with a view to the distribution thereof. Each certificate representing Common Shares and any of the other securities issuable upon exercise of an Option (collectively, the "Option Shares") shall bear the following legend unless (i) the Options or Option Shares are distributed to the public or sold to the underwriters for distribution to the public pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, that such legend is unnecessary for any such certificate:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


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      If, at any time commencing after the date hereof and expiring five (5)
years thereafter, the Company proposes to register any of its securities under the Act (other than in connection with an initial public offering of shares of the Company or in connection with a merger or pursuant to Form S-4 or successor form thereto) it will give written notice by registered mail, at least thirty
(30) days prior to the filing of each such registration statement, to the Holder of its intention to do so. If any of the Holder notify the Company within twenty
(20) days after mailing of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Holder the opportunity to have any such Option Shares registered under such registration statement. In the event that such registration relates to an underwritten public offering and the managing underwriter for said offering advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the securities held by the entities that made the demand for registration, and (c) third, the Option Shares or other securities requested to be included in such registration which in the opinion of such underwriter can be sold, pro rata among the Holders and other owners on the basis of the number of Option Shares or other securities requested to be registered by such Holders and other owners.

      Notwithstanding the provisions of this Section, the Company shall have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

      In connection with any registration under Section 6.2, the Company covenants and agrees as follows:

      (a) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to
Section 6.2 including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

      (b) The Company will take all necessary action which may be required in qualifying or registering the Option Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

      (c) The Company shall indemnify the Holder(s) of the Option Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.


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      (d) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise the Options prior to the initial filing of any registration statement or the effectiveness thereof.

      (e) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriters, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration relates to an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

      (f) The Company shall as soon as practicable after the effective date of any registration statement filed pursuant to this Section 6, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

      (g) The Company's obligations under this Section shall terminate on the fifth anniversary of the date hereof or, in respect of any Holder, when the Option Shares and other Common Shares held by such Holder represent less than 1% of the shares of such class then issued and outstanding.

9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Board, or if one had been appointed, the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.

                                           Newtown Lane Marketing, Incorporated

                                           By: _________________________________
                                           Name:
                                           Title:

ACCEPTED AND AGREED

_________________________________
John Baring


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                           FORM OF NOTICE OF EXERCISE

TO: Newtown Lane Marketing, Incorporated

      The undersigned hereby exercises options to purchase __________ shares of Common Stock of Newtown Lane Marketing, Incorporated (the "Company") as provided in the Stock Option Agreement dated as of __________, ___ at $__________ per share, a total of $__________ and makes payment therefor as follows:

      (1) To the extent of $__________ of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock which, valued at $__________ per share, the fair market value thereof, equals such portion of the purchase price, or surrenders _______ of the options governed by the Option Agreement dated ________ which, valued at $ _____ per Option, the fair market value of the Common Stock less the exercise price of the Option, equals such portion of the purchase price.

      (2) To the extent of the balance of the purchase price, the undersigned has enclosed a check payable to the order of the Company for $__________.

      A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

      The undersigned hereby represents and warrants that it is the undersigned's present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his or her own account for investment, and not with a view to the distribution of any thereof, and agrees that he or she will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

                                            Signature: _________________________
                                            Address: ___________________________
                                                     ___________________________
                                                     ___________________________

Dated: __________________________


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